SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2003

METROPOLITAN HEALTH NETWORKS, INC.

(Exact name of registrant as specified in its charter)

_________Florida__________	_______333-5884-A________	________65-0635748_______
(State or other jurisdiction	(Commission File	(IRS Employer
or incorporation)	Number)	Identification No.)

250 Australian Avenue South, Suite 400, West Palm Beach, Florida 33401

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code       (561) 805-8500

500 Australian Avenue, Suite 1000, West Palm Beach, Florida 33401

(Former name or former address, if changed since last report)

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ITEM 5.

OTHER EVENTS.

On March 10, 2003, Metropolitan Health Networks, Inc. (“Metcare”) announced the  appointment of Michael M. Earley as a Director, President and Chief Executive Officer.  Mr. Earley replaces Frederick Sternberg who remains as Metcare’s Chairman of the Board.

Metcare also issued an earnings warning for 2002.  The reasons for the warning are set forth in a press release dated March 10, 2003, a copy of which is attached hereto.

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)

Exhibits

a.1

Metcare Press Release dated March 10, 2003

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Metropolitan Health Networks, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPOLITAN HEALTH NETWORKS, INC.

By:   _____________________________________

Name: __Michael M. Earley___________________

Title: ___President & CEO____________________

Dated:  March 12, 2003